Exhibit 99.1

Veracyte Announces Third Quarter 2024 Financial Results

Grew total revenue to $115.9 million, an increase of 29%
Grew testing revenue to $109.5 million, an increase of 34%

Conference call and webcast today at 4:30 p.m. ET

SOUTH SAN FRANCISCO, Calif., November 6, 2024 --- Veracyte, Inc. (Nasdaq: VCYT) today announced financial results for the third quarter ended September 30, 2024.

“The strong momentum across our testing business continued during the third quarter as we delivered record revenue along with profitability and cash generation,” said Marc Stapley, Veracyte’s chief executive officer. “Looking ahead, we see tremendous opportunities for further market penetration for both Decipher and Afirma, to serve even more patients and their physicians. We also remain excited about our focused portfolio of strategic growth drivers. The Veracyte Diagnostics Platform is generating the data, insights and evidence to drive commercial success and sustained long-term growth.”

Key Financial Highlights
•Increased third quarter total revenue by 29%, to $115.9 million, and total volume by 20%, to 39,032 tests, compared to the third quarter of 2023.
•Increased testing revenue by 34%, to $109.5 million, and testing volume by 24%, to 36,792 tests, compared to the third quarter of 2023.
•Grew Decipher revenue by 48% and volume by 36%, to approximately 21,250 tests, compared to the third quarter of 2023.
•Grew Afirma revenue by 19% and volume by 12%, to close to 15,100 tests, compared to the third quarter of 2023.
•Increased third quarter net income to $15.2 million and delivered adjusted EBITDA of $27.3 million, or 24% of revenue.
•Generated $30.0 million of cash from operations during the third quarter to end the quarter with $274.1 million of cash and cash equivalents.
Key Business Highlights
•Expanded clinical evidence for Decipher Prostate with a presentation at the European Society for Medical Oncology (ESMO) 2024 Congress on new data from the STAMPEDE trial, a multi-center, randomized, phase 3 clinical trial showing that the test was prognostic for clinical outcomes and predicted benefit from docetaxel in patients with metastatic prostate cancer.
•Demonstrated Veracyte’s commitment to expanding clinical evidence in populations disproportionately impacted by prostate cancer with data from the VANDAAM study shared at ASTRO 2024, the annual meeting of the American Society for Radiation Oncology, demonstrating that Decipher Prostate accurately predicts aggressive prostate cancer among African-American men with early-stage disease.
•Promoted Keith Gligorich Ph.D. to Senior Vice President of Global Operations and a member of the executive leadership team.
•Appointed Tom Miller, Ph.D., and Brent Shafer to our Board of Directors.

A reconciliation of GAAP to non-GAAP financial measures has been provided in the tables included in this press release. An explanation of these measures is also included below under the heading "Note Regarding Use of Non-GAAP Financial Measures."

Third Quarter 2024 Financial Results

Total revenue for the third quarter of 2024 was $115.9 million, an increase of 29% compared to $90.1 million reported in the third quarter of 2023. Testing revenue was $109.5 million, an increase of 34% compared to $82.0 million in the third quarter of 2023, driven by the strong performance of our Decipher Prostate and Afirma tests. Product revenue was $3.2 million, a decrease of 21% compared to $4.0 million in the third quarter of 2023. Biopharmaceutical and other revenue was $3.1 million, a decrease of 23% compared to $4.1 million in the third quarter of 2023.

Total gross margin for the third quarter of 2024 was 68%, compared to 64% in the third quarter of 2023. Non-GAAP gross margin was 71%, compared to 70% in the third quarter of 2023.

Operating expenses were $67.0 million for the third quarter of 2024. Non-GAAP operating expenses grew 11% to $57.6 million compared to $51.8 million in the third quarter of 2023.

Net income for the third quarter of 2024 was $15.2 million, an improvement of 151% compared to the third quarter of 2023. Diluted net earnings per common share was $0.19, an improvement of $0.60 compared to the third quarter of 2023. Non-GAAP diluted net earnings per common share was $0.33, an improvement of $0.16 compared to the third quarter of 2023. Net cash provided by operating activities in the first nine months of 2024 was $50.6 million, an improvement of $21.9 million compared to the same period in 2023.

Adjusted EBITDA for the third quarter of 2024 was $27.3 million, an improvement of 117% compared to the third quarter of 2023, representing 24% of revenue compared to 14% of revenue in the same period of 2023.

A reconciliation of GAAP to non-GAAP financial measures has been provided in the tables included in this press release. An explanation of these measures is also included below under the heading "Note Regarding Use of Non-GAAP Financial Measures."

2024 Financial Outlook

The company is raising full-year 2024 total revenue guidance to $442 million to $445 million, representing year-over-year growth of 22% to 23% and testing revenue growth of approximately 28%. This guidance range represents an increase compared to prior guidance of $432 million to $438 million. In addition, the company now expects cash, cash equivalents and short-term investments at the end of the year to be $280 million to $285 million compared to prior guidance of $260 million to $270 million.

Conference Call and Webcast Details

Veracyte will host a conference call and webcast today at 4:30 p.m. Eastern Time to discuss the company's financial results and provide a general business update. The conference call will be webcast live from the company’s website and will be available via the following link: https://edge.media-server.com/mmc/p/kzh3s376. The webcast should be accessed 10 minutes prior to the conference call start time. A replay of the webcast will be available for one year following the conclusion of the live broadcast and will be accessible on the company’s website at https://investor.veracyte.com/events-presentations.

The conference call dial-in can be accessed by registering at the following link: https://register.vevent.com/register/BI945e651d9e5f40acbfaec616e1b85b4e

About Veracyte

Veracyte (Nasdaq: VCYT) is a global diagnostics company whose vision is to transform cancer care for patients all over the world. We empower clinicians with the high-value insights they need to guide and assure patients at pivotal moments in the race to diagnose and treat cancer. Our Veracyte Diagnostics Platform delivers high-performing cancer tests that are fueled by broad genomic and clinical data, deep bioinformatic and AI capabilities, and a powerful evidence-generation engine, which ultimately drives durable reimbursement and guideline inclusion for our tests, along with new insights to support continued innovation and pipeline development. For more information, please visit www.veracyte.com or follow us on LinkedIn or X (Twitter).

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements, including, but not limited to our statements related to our plans, objectives, and expectations (financial and otherwise), including with respect to 2024 financial and operating results; and our intentions with respect to our tests and products, for use in diagnosing and treating diseases, in and outside of the United States. Forward-looking statements can be identified by words such as: “appears,” “anticipate,” “intend,” “plan,” “expect,” “believe,” “should,” “may,” “will,” “enable,” “positioned,” “offers,” “designed” and similar references to future periods. Actual results may differ materially from those projected or suggested in any forward-looking statements. These statements involve risks and uncertainties, which could cause actual results to differ materially from our predictions, and include, but are not limited to: our ability to launch, commercialize and receive reimbursement for our products; our ability to execute on our business strategies relating to the C2i Genomics acquisition, integration of the business and the realization of expected benefits and synergies; our ability to demonstrate the validity and utility of our genomic tests and biopharma and other offerings; our ability to continue executing on our business plan; our ability to continue to scale our global operations and enhance our internal control environment; the impact of the war in Ukraine and other regional conflicts on European economies and our facilities in France; the impact of foreign currency fluctuations, increasing interest rates, inflation, the U.S. election and turmoil in the global banking and finance system; the ongoing conflict in the Middle East and the performance and utility of our tests in the clinical environment. Additional factors that may impact these forward-looking statements can be found under the caption “Risk Factors” in our Annual Report on Form 10-K filed on February 29, 2024, and our Quarterly Report on Form 10-Q filed for the three months ended September 30, 2024, to be filed on November 7, 2024, as well as in other documents that we may file from time to time with the Securities and Exchange Commission. Copies of these documents, when available, may be found in the Investors section of our website at investor.veracyte.com. These forward-looking statements speak only as of the date hereof and, except as required by law, we specifically disclaim any obligation to update these forward-looking statements or reasons why actual results might differ, whether as a result of new information, future events or otherwise.

Veracyte, the Veracyte logo, Decipher, C2i Genomics, and Afirma are registered trademarks of Veracyte, Inc., and its subsidiaries in the U.S. and selected countries.

Note Regarding Use of Non-GAAP Financial Measures

In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), this press release and the accompanying tables contain, and reference certain non‐GAAP results including non-GAAP gross margin, non-GAAP operating expenses, adjusted EBITDA and non-GAAP earnings per share (EPS). These non-GAAP financial measures are not meant to be considered superior to or a substitute for financial measures calculated in accordance with GAAP, and investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool.

We use non-GAAP financial measures to internally evaluate and analyze financial results. We believe these non-GAAP financial measures provide investors with useful supplemental information about the financial performance of our business, enable comparison of financial results between periods where certain items may vary independent of business performance, and enable comparison of our financial results with other public companies, many of which present similar non-GAAP financial measures. However, the non-GAAP financial measures we present may be different from those used by other companies.

We exclude amortization of acquired intangible assets, acquisition-related expenses relating to our acquisitions of Decipher Biosciences, HalioDx and C2i Genomics, impairment charges associated with the nCounter license and other biopharmaceutical services related to HalioDx intangible assets, all stock-based compensation and certain costs related to restructuring from our non-GAAP financial measures. Beginning in the second quarter of 2024, we changed our non-GAAP policy to exclude all stock-based compensation to align with our peers and we have also excluded all stock-based compensation from our prior period non-GAAP financial measures. Management has excluded the effects of these items in non-GAAP financial measures to help investors gain a better understanding of the core operating results and future prospects of the company, consistent with how management measures and forecasts the company's performance, especially when comparing such results to previous periods or forecasts. The company encourages investors to carefully consider its results under GAAP, as well as its supplemental non‐GAAP information and the reconciliation between these presentations, to more fully understand its business.

VERACYTE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands, except share and per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Revenue:
Testing revenue	$109,536	$82,012	$306,809	$236,157
Product revenue	3,188	4,020	10,631	11,923
Biopharmaceutical and other revenue	3,136	4,076	9,692	14,772
Total revenue	115,860	90,108	327,132	262,852

Cost of revenue: (1)
Cost of testing revenue	29,029	21,827	82,928	64,808
Cost of product revenue	1,792	2,436	6,310	6,913
Cost of biopharmaceutical and other revenue	3,112	3,347	9,762	11,806
Intangible asset amortization - cost of revenue	2,917	4,811	8,741	14,429
Total cost of revenue	36,850	32,421	107,741	97,956
Gross profit	79,010	57,687	219,391	164,896
Operating expenses: (1)
Research and development	17,574	13,322	50,004	38,632
Selling and marketing	22,612	24,344	70,610	76,230
General and administrative	25,742	16,334	83,697	62,434
Impairment of long-lived assets	185	34,900	614	36,310
Intangible asset amortization - operating expenses	880	526	2,499	1,578
Total operating expenses	66,993	89,426	207,424	215,184
Income (loss) from operations	12,017	(31,739)	11,967	(50,288)
Other income, net	4,831	1,967	10,334	4,148
Income (loss) before income taxes	16,848	(29,772)	22,301	(46,140)
Income tax provision (benefit)	1,693	(154)	3,276	(29)
Net income (loss)	$15,155	$(29,618)	$19,025	$(46,111)
Earnings (loss) per share:
Basic	$0.20	$(0.41)	$0.25	$(0.64)
Diluted	$0.19	$(0.41)	$0.25	$(0.64)
Shares used to compute earnings (loss) per common share:
Basic	77,013,831	72,804,770	76,107,302	72,488,601
Diluted	78,464,654	72,804,770	77,339,897	72,488,601

1. Cost of revenue, research and development, sales and marketing and general and administrative expenses include the following stock-based compensation related expenses:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Cost of revenue	$587	$502	$1,678	$1,386
Research and development	1,957	1,135	5,615	3,831
Selling and marketing	1,790	2,521	5,025	7,126
General and administrative	4,413	3,174	14,302	13,539
Total stock-based compensation expense	$8,747	$7,332	$26,620	$25,882

VERACYTE, INC.
CONDENSED CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME (LOSS)
(Unaudited)
(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Net income (loss)	$15,155	$(29,618)	$19,025	$(46,111)
Other comprehensive income (loss):
Change in currency translation adjustments	9,328	(6,414)	2,736	(2,851)

Net comprehensive income (loss)	$24,483	$(36,032)	$21,761	$(48,962)

VERACYTE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	September 30,	December 31,
	2024	2023
	(Unaudited)	(See Note 1)
Assets
Current assets:
Cash and cash equivalents	$274,079	$216,454
Accounts receivable	48,807	40,378
Supplies and inventory	20,364	16,128
Prepaid expenses and other current assets	13,604	12,661
Total current assets	356,854	285,621
Property, plant and equipment, net	21,194	20,584
Right-of-use assets, operating leases	17,031	10,277
Intangible assets, net	108,873	88,593
Goodwill	762,117	702,984
Restricted cash	1,080	876
Other assets	7,872	5,971
Total assets	$1,275,021	$1,114,906
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$9,670	$12,943
Accrued liabilities	43,872	38,427
Current portion of deferred revenue	2,033	2,008
Current portion of acquisition-related contingent consideration	7,391	2,657
Current portion of operating lease liabilities	7,294	5,105
Current portion of other liabilities	53	101
Total current liabilities	70,313	61,241
Deferred tax liabilities	1,470	734
Acquisition-related contingent consideration, net of current portion	14,225	518
Operating lease liabilities, net of current portion	12,400	7,525
Other liabilities	571	786
Total liabilities	98,979	70,804
Total stockholders’ equity	1,176,042	1,044,102
Total liabilities and stockholders’ equity	$1,275,021	$1,114,906

1. The condensed consolidated balance sheet at December 31, 2023 has been derived from the audited financial statements at that date included in the Company's Form 10-K filed with the Securities and Exchange Commission dated February 29, 2024.

VERACYTE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(In thousands)

	Nine Months Ended September 30,
	2024	2023
Operating activities
Net income (loss)	$19,025	$(46,111)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	17,206	20,852
Loss on disposal of property, plant and equipment	131	136
Stock-based compensation	26,620	25,629
Deferred income taxes	10	(843)
Noncash lease expense	3,628	3,130
Revaluation of acquisition-related contingent consideration	1,242	(5,500)
Effect of foreign currency on operations	(785)	657
Impairment loss	614	36,310
Changes in operating assets and liabilities:
Accounts receivable	(8,396)	4,650
Supplies and inventory	(4,175)	(1,636)
Prepaid expenses and other current assets	149	(1,578)
Other assets	(1,710)	(586)
Operating lease liabilities	(3,929)	(3,225)
Accounts payable	(2,950)	185
Accrued liabilities and deferred revenue	3,892	(3,400)
Net cash provided by operating activities	50,572	28,670
Investing activities
Acquisition of C2i, net of cash acquired	5,012	—
Purchase of short-term investments	—	(19,700)
Proceeds from sale of short-term investments	—	39,773
Proceeds from maturity of short-term investments	—	5,000
Purchases of property, plant and equipment	(7,146)	(7,464)
Net cash (used in) provided by investing activities	(2,134)	17,609
Financing activities
Payment of taxes on vested restricted stock units	(7,315)	(5,614)
Proceeds from the exercise of common stock options and employee stock purchases	16,729	7,806
Net cash provided by financing activities	9,414	2,192
Increase in cash, cash equivalents and restricted cash	57,852	48,471
Effect of foreign currency on cash, cash equivalents and restricted cash	(23)	(134)
Net increase in cash, cash equivalents and restricted cash	57,829	48,337
Cash, cash equivalents and restricted cash at beginning of period	217,330	154,996
Cash, cash equivalents and restricted cash at end of period	$275,159	$203,333

CASH, CASH EQUIVALENTS AND RESTRICTED CASH
(Unaudited)
(In thousands)

	September 30,	December 31,
	2024	2023
Cash and cash equivalents	$274,079	$216,454
Restricted cash	1,080	876
Total cash, cash equivalents and restricted cash	$275,159	$217,330

VERACYTE, INC.
RECONCILIATION OF U.S. GAAP to NON-GAAP FINANCIAL MEASURES
(Unaudited)
(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Reconciliation of Non-GAAP Cost of Revenue:
GAAP cost of testing revenue	$29,029	$21,827	$82,928	$64,808
Stock-based compensation expense	(524)	(382)	(1,411)	(1,048)
Acquisition related expenses (1)	—	—	(60)	(74)
Other adjustments (2)	—	—	(6)	—
Non-GAAP cost of testing revenue	$28,505	$21,445	$81,451	$63,686

GAAP cost of product revenue	1,792	2,436	6,310	6,913
Stock-based compensation expense	(1)	—	(3)	—
Acquisition related expenses (1)	—	—	—	—
Other adjustments (2)	—	—	—	—
Non-GAAP cost of product revenue	$1,791	$2,436	$6,307	$6,913

GAAP cost of biopharmaceutical and other revenue	3,112	3,347	9,762	11,806
Stock-based compensation expense	(62)	(120)	(264)	(337)
Acquisition related expenses (1)	—	—	—	—
Other adjustments (2)	—	—	—	—
Non-GAAP cost of biopharmaceutical and other revenue	$3,050	$3,227	$9,498	$11,469

Reconciliation of Non-GAAP Gross Margin:
GAAP Gross Profit	$79,010	$57,687	$219,391	$164,896
GAAP Gross Margin	68%	64%	67%	63%
Amortization of intangible assets	2,917	4,811	8,741	14,429
Stock-based compensation expense	587	502	1,678	1,385
Acquisition related expenses (1)	—	—	60	74
Other adjustments (2)	—	—	6	—
Non-GAAP Gross Profit	$82,514	$63,000	$229,876	$180,784
Non-GAAP Gross Margin	71%	70%	70%	69%

1.Includes transaction-related expenses as well as post-combination compensation expenses. For the nine months ended September 30, 2024, adjustments consist primarily of transaction related expenses associated with the acquisition of C2i Genomics. For the nine months ended September 30, 2023, adjustments consist primarily of post-combination compensation expenses associated with the acquisition of HalioDx.
2.For the nine months ended September 30, 2024, adjustments include expense related to restructuring costs associated with portfolio prioritization.

VERACYTE, INC.
RECONCILIATION OF U.S. GAAP to NON-GAAP FINANCIAL MEASURES
(Unaudited)
(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Reconciliation of Non-GAAP Operating Expenses:
GAAP research and development	$17,574	$13,322	$50,004	$38,632
Stock-based compensation expense	(1,957)	(1,135)	(5,615)	(3,831)
Acquisition related expenses (1)	459	—	62	—
Other adjustments (2)	5	—	(271)	—
Non-GAAP research and development	$16,081	$12,187	$44,180	$34,801

GAAP sales and marketing	$22,612	$24,344	$70,610	$76,230
Stock-based compensation expense	(1,790)	(2,521)	(5,025)	(7,126)
Acquisition related expenses (1)	—	(209)	(124)	(1,366)
Other adjustments (2)	7	—	(1,087)	—
Non-GAAP sales and marketing	$20,829	$21,614	$64,374	$67,738

GAAP general and administrative	$25,742	$16,334	$83,697	$62,434
Stock-based compensation expense	(4,413)	(3,174)	(14,302)	(13,539)
Acquisition related expenses (1)	(349)	4,790	(4,934)	3,165
Other adjustments (2)	(248)	—	(3,368)	66
Non-GAAP general and administrative	$20,732	$17,950	$61,093	$52,126

GAAP total operating expenses	$66,993	$89,426	$207,424	$215,184
Amortization of intangible assets	(880)	(526)	(2,499)	(1,578)
Stock-based compensation expense	(8,160)	(6,830)	(24,942)	(24,496)
Acquisition related expenses (1)	(75)	4,581	(5,610)	1,799
Other adjustments (2)	(236)	(34,900)	(4,726)	(36,244)
Non-GAAP total operating expenses	$57,642	$51,751	$169,647	$154,665

1.Includes transaction-related expenses as well as post-combination compensation expenses. For the three months ended September 30, 2024, adjustments consist primarily of transaction related expenses associated with the acquisition of C2i Genomics ($0.1 million). For the three months ended September 30, 2023, adjustments consist primarily of remeasurement of contingent consideration related to our adoption of a multi-platform IVD strategy and post-combination compensation expenses associated with the acquisition of HalioDx. For the nine months ended September 30, 2024, adjustments consist of transaction related expenses associated with the acquisition of C2i Genomics. For the nine months ended September 30, 2023, adjustments consist primarily of remeasurement of contingent consideration related to our adoption of a multi-platform IVD strategy and post-combination compensation expenses associated with the acquisition of HalioDx.
2.For the three months ended September 30, 2024, adjustments primarily include expense related to restructuring costs ($0.2 million). For the three months ended September 30, 2023, adjustments include $34.9 million expense related to nCounter license impairment related to our adoption of a multi-platform IVD strategy. For the nine months ended September 30, 2024, adjustments primarily include expense related to restructuring costs associated with a reduction in our Biopharmaceutical and Other segment ($3.1 million) and expense related to restructuring costs associated with portfolio prioritization including the reduction in Envisia commercial support ($1.6 million). For the nine months ended September 30, 2023, adjustments primarily include $34.9 million expense related to the impairment charge associated with the nCounter license intangible assets and $1.3 million related to other impairment charges.

VERACYTE, INC.
RECONCILIATION OF U.S. GAAP to NON-GAAP FINANCIAL MEASURES
(Unaudited)
(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Reconciliation of Adjusted EBITDA:
GAAP Net Income (Loss)	$15,155	$(29,618)	$19,025	$(46,111)
Amortization of intangible assets	3,797	5,337	11,240	16,007
Depreciation expense	2,081	1,985	5,966	4,845
Stock-based compensation expense	8,747	7,332	26,620	25,882
Acquisition related expenses (1)	75	(4,581)	5,670	(1,725)
Other expense (income), net (2)	(3,366)	(2,620)	(9,679)	(4,523)
Other adjustments (3)	(853)	34,900	3,643	36,244
Income tax expense (benefit)	1,693	(154)	3,276	(29)
Adjusted EBITDA	$27,329	$12,581	$65,761	$30,590

Reconciliation of Non-GAAP Net Income (Loss)
GAAP Net Income (Loss)	$15,155	$(29,618)	$19,025	$(46,111)
Amortization of intangible assets	3,797	5,337	11,240	16,007
Stock-based compensation expense	8,747	7,332	26,620	25,882
Acquisition related expenses (1)	75	(4,581)	5,670	(1,725)
Other adjustments (3)	(853)	34,900	3,643	36,244
Tax adjustments (4)	(933)	(1,124)	(2,179)	(2,251)
Non-GAAP Net Income	$25,988	$12,246	$64,019	$28,046

Reconciliation of Non-GAAP Earnings per Share
Diluted earnings per share, GAAP	$0.19	$(0.41)	$0.25	$(0.64)
Amortization of intangible assets	0.05	0.07	0.15	0.22
Stock-based compensation expense	0.11	0.10	0.34	0.36
Acquisition related expenses (1)	—	(0.06)	0.07	(0.02)
Other adjustments (3)	(0.01)	0.48	0.05	0.50
Tax adjustments (4)	(0.01)	(0.02)	(0.03)	(0.03)
Rounding and impact of dilutive shares	—	0.01	—	(0.01)
Diluted earnings per share, non-GAAP	$0.33	$0.17	$0.83	$0.38

Weighted average shares outstanding used in computing diluted earnings per share
Diluted, GAAP	78,464,654	72,804,770	77,339,897	72,488,601
Dilutive effect of equity awards (5)	—	1,326,143	—	1,387,582
Diluted, non-GAAP	78,464,654	74,130,913	77,339,897	73,876,183

1.Includes transaction-related expenses as well as post-combination compensation expenses. For the three months ended September 30, 2024, adjustments consist primarily of transaction related expenses associated with the acquisition of C2i Genomics ($0.1 million). For the three months ended September 30, 2023, adjustments consist primarily of remeasurement of contingent consideration related to our adoption of a multi-platform IVD strategy and post-combination compensation expenses associated with the acquisition of HalioDx. For the nine months ended September 30, 2024, adjustments consist of transaction related expenses associated with the acquisition of C2i Genomics. For the nine months ended September 30, 2023, adjustments consist primarily of remeasurement of contingent consideration related to our adoption of a multi-platform IVD strategy and post-combination compensation expenses associated with the acquisition of HalioDx.
2.Includes interest income and income related to research tax credits.
3.For the three months ended September 30, 2024, adjustments include the exclusion of unrealized gains associated with foreign exchange impacts on stock-based compensation and intercompany loans ($1.1 million) partially offset by expense related to restructuring costs ($0.2 million). For the three months ended September 30, 2023, adjustments include $34.9 million expense related to nCounter license impairment related to our adoption of a multi-platform IVD strategy. For the nine months ended September 30, 2024, adjustments primarily include expense related to restructuring costs associated with a reduction in our Biopharmaceutical and Other Segment ($3.1 million) and expense related to restructuring costs associated with portfolio prioritization including the reduction in Envisia commercial support ($1.6 million), partially offset by the exclusion of unrealized gains associated with foreign exchange impacts on stock-based compensation and intercompany loans ($1.1 million). For the nine months ended September 30, 2023, adjustments primarily include $34.9 million expense related to the impairment charge associated with the nCounter license intangible assets and $1.3 million related to other impairment charges.
4.Incremental non-GAAP tax expense reflects the tax impact of the non-GAAP adjustments listed.
5.In those periods in which GAAP net (loss) income is negative and non-GAAP net (loss) income is positive, non-GAAP diluted weighted average shares outstanding includes potentially dilutive common shares from equity awards as determined using the treasury stock method.

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Investors:
Shayla Gorman
investors@veracyte.com
619-393-1545

Media:
Tracy Morris
media@veracyte.com
650-380-4413